Exhibit 99.1

PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact

Ashley Paula

Waggener Edstrom

+1-415-547-7024

apaula@waggeneredstrom.com

USA Investor Contact

Gwyn Lauber

Mellanox Technologies

+1-408-916-0012

gwyn@mellanox.com

Israel Investor Contact

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies, Ltd. Announces Third Quarter 2013 Financial Results

Completes acquisitions of Kotura, Inc. and IPtronics A/S

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — October 23, 2013 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX), a leading supplier of end-to-end interconnect solutions for servers and storage systems, today announced financial results for its third quarter 2013, ended September 30, 2013.

Third Quarter 2013 Highlights

•                  Revenues were $104.1 million

•                  GAAP gross margins were 64.4 percent

•                  Non-GAAP gross margins were 69.0 percent

•                  GAAP operating loss was $4.8 million

•                  Non-GAAP operating income was $13.7 million

•                  GAAP net loss was $5.4 million

•                  Non-GAAP net income was $13.1 million

•                  GAAP net loss per diluted share was $0.12

•                  Non-GAAP net income per diluted share was $0.29

•                  $16.4 million in cash was provided by operating activities

•                  Total cash and investments was $306.4 million at September 30, 2013

Financial Results

In accordance with U.S. generally accepted accounting principles (GAAP), the company reported revenue of $104.1 million for the third quarter of 2013, up 6.0 percent from $98.2 million in the second quarter of 2013, and down 33.5 percent from $156.5 million in the third quarter of 2012.

GAAP gross margins in the third quarter of 2013 were 64.4 percent, compared with 67.2 percent in the second quarter of 2013, and 69.1 percent in the third quarter of 2012.

Non-GAAP gross margins in the third quarter of 2013 were 69.0 percent, compared with 69.4 percent in the second quarter of 2013, and 70.5 percent in the third quarter of 2012.

GAAP net loss in the third quarter of 2013 was $5.4 million, or $0.12 per diluted share, compared with GAAP net loss of $1.7 million, or $0.04 per diluted share in the second quarter of 2013, and GAAP net income of $48.4 million, or $1.09 per diluted share in the third quarter of 2012.

Non-GAAP net income in the third quarter of 2013 was $13.1 million, or $0.29 per diluted share, compared with $13.8 million, or $0.30 per diluted share in the second quarter of 2013, and $60.1 million, or $1.37 per diluted share in the third quarter of 2012. The third quarter 2013 non-GAAP net income excludes $11.9 million of share-based compensation expenses compared to $11.2 million in the second quarter of 2013, and compared to $9.4 million in the third quarter of 2012. The third quarter 2013 non-GAAP net income also excludes amortization of acquired intangible assets of $4.6 million and $2.0 million of acquisition related charges associated with the acquisition of Kotura, Inc. and IPtronics A/S, compared to amortization expenses of acquired intangible assets of $2.5 million and acquisition related charges associated with the acquisition of Kotura, Inc. and IPtronics A/S of

$1.8 million in the second quarter of 2013, and compared to $2.3 million of amortization expenses of acquired intangibles assets in the third quarter of 2012.

Total cash and investments were $306.4 million at September 30, 2013, compared to $411.3 million at June 30, 2013. The company paid $123.5 million in cash for its acquisitions of Kotura, Inc. and IPtronics A/S, and generated $16.4 million in cash from operating activities in the third quarter.

“We completed our acquisitions of Kotura and IPtronics in the third quarter, and the integration of these teams and their advanced silicon photonics technologies is going very well,” said Eyal Waldman, president and CEO of Mellanox Technologies. “These technologies will help Mellanox to continue to lead the fast interconnect market with our InfiniBand and Ethernet offerings, and to offer market-leading solutions for high-performance computing, Web 2.0, cloud, storage, database and financial applications. We are experiencing good momentum around our end-to-end Ethernet technologies in various market segments.”

Recent Mellanox Press Release Highlights

•                  Oct. 21- Mellanox Opens Messaging Accelerator Source Code to Developer Community

•                  Oct. 14 - Mellanox Virtual Protocol Interconnect Solution Powers Pensions First’s Private Cloud Business Intelligence Platform Built on Windows Server 2012 R2

•                  Oct. 14 - Mellanox RDMA Interconnect Solution Increases Data Center Productivity with Microsoft Windows Server 2012 R2

•                  Sept. 23 - Mellanox Announces General Availability of MetroX Solutions

•                  Sept. 10 - Mellanox End-to-End FDR 56Gb/s InfiniBand Solution Provides Leading Application Performance with the New Intel® Xeon® Processor E5-2600 v2 Product Family

•                  Aug. 27 - BaltInfoCom Selects Mellanox 40GbE as Ethernet Switch of Choice

•                  Aug. 26 - Mellanox and Micron Announce 40 Gigabit Ethernet Flash Storage Solution to Accelerate Storage in Virtualized Data Centers

•                  Aug 26 - Mellanox and LSI Corporation Introduce Low-Latency Storage Solution to Accelerate Virtual Desktop Infrastructure Workload Performance

•                  Aug. 26 - Mellanox 40 Gigabit Ethernet Drivers Now Integrated in VMware vSphere® 5.5

•                  Aug. 15 - Mellanox Technologies, Ltd. Completes Acquisition of Kotura, Inc.

Conference Calls

Mellanox will broadcast its third quarter 2013 financial results conference call today at 2 p.m. Pacific Time (5 p.m. Eastern Time). To listen to the call, dial +1-785-424-1825 approximately ten minutes prior to the start time.

The Mellanox financial results conference call will be available via a live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. Replay of the webcast will also be available on the Mellanox website.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expenses and acquisition related expenses. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expenses, amortization of acquired intangibles and acquisition related expenses because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations.  Further, management believes certain non-cash charges such as share-based compensation and amortization of acquired intangibles do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investors” section at our web site.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, and our ability to protect our intellectual property rights. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our form 10-Q filed with the SEC on August 2, 2013, and our form 10-K filed with the SEC on February 25, 2013. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.

Condensed Consolidated Statements of Operations

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Total revenues	$104,067	$156,471	$285,315	$378,681
Cost of revenues	37,027	48,375	98,143	118,963
Gross profit	67,040	108,096	187,172	259,718
Operating expenses:
Research and development	44,185	36,229	121,203	102,845
Sales and marketing	18,071	16,451	51,282	45,066
General and administrative	9,600	6,212	27,132	17,405
Total operating expenses	71,856	58,892	199,617	165,316
Income (loss) from operations	(4,816)	49,204	(12,445)	94,402
Other income, net	482	585	927	990
Income (loss) before taxes	(4,334)	49,789	(11,518)	95,392
Provision for taxes on income	(1,080)	(1,386)	(4,092)	(2,454)
Net income (loss)	$(5,414)	$48,403	$(15,610)	$92,938
Net income (loss) per share — basic	$(0.12)	$1.16	$(0.36)	$2.27
Net income (loss) per share — diluted	$(0.12)	$1.09	$(0.36)	$2.13
Shares used in computing income (loss) per share:
Basic	43,579	41,871	43,257	40,923
Diluted	43,579	44,434	43,257	43,595

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income (loss)	$(5,414)	$48,403	$(15,610)	$92,938
Adjustments:
Share-based compensation expense:
Cost of revenues	461	406	1,359	1,176
Research and development	6,898	4,883	19,148	13,583
Sales and marketing	2,407	2,476	6,873	6,179
General and administrative	2,166	1,604	6,092	4,118
Total share-based compensation expense	11,932	9,369	33,472	25,056
Amortization of acquired intangibles:
Cost of revenues	3,570	1,879	7,230	5,671
Research and development	164	—	339	—
Sales and marketing	837	439	1,912	1,317
Total amortization of acquired intangibles	4,571	2,318	9,481	6,988
Acquisition related charges:
Cost of revenues	699	—	699	—
Research and development	333	—	333	—
Sales and marketing	261	—	261	—
General and administrative	672	—	2,500	—
Total acquisition related charges	1,965	—	3,793	—
Non-GAAP net income	$13,054	$60,090	$31,136	$124,982

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$104,067	$156,471	$285,315	$378,681
GAAP gross profit	67,040	108,096	187,172	259,718
GAAP gross margin	64.4%	69.1%	65.6%	68.6%
Share-based compensation expense	461	406	1,359	1,176
Amortization of acquired intangibles	3,570	1,879	7,230	5,671
Acquisition related charges	699	—	699	—
Non-GAAP gross profit	$71,770	$110,381	$196,460	$266,565
Non-GAAP gross margin	69.0%	70.5%	68.9%	70.4%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$71,856	$58,892	$199,617	$165,316
Share-based compensation expense	(11,471)	(8,963)	(32,113)	(23,880)
Amortization of acquired intangibles	(1,001)	(439)	(2,251)	(1,317)
Acquisition related charges	(1,266)	—	(3,094)	—
Non-GAAP operating expenses	$58,118	$49,490	$162,159	$140,119

Reconciliation of GAAP income (loss) from operations to non-GAAP:
GAAP income (loss) from operations	$(4,816)	$49,204	$(12,445)	$94,402
Share-based compensation expense	11,932	9,369	33,472	25,056
Amortization of acquired intangibles	4,571	2,318	9,481	6,988
Acquisition related charges	1,965	—	3,793	—
Non-GAAP income from operations	$13,652	$60,891	$34,301	$126,446

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Shares used in computing GAAP diluted earnings per share	43,579	44,434	43,257	43,595
Adjustments:
Effect of dilutive securities under GAAP*	—	(2,563)	—	(2,672)
Total options vested and exercisable	1,911	1,871	1,911	1,871
Shares used in computing non-GAAP diluted earnings per share	45,490	43,742	45,168	42,794

GAAP diluted net income (loss) per share	$(0.12)	$1.09	$(0.36)	$2.13
Adjustments:
Share-based compensation expense	0.27	0.21	0.77	0.57
Amortization of acquired intangibles	0.10	0.05	0.22	0.16
Acquisition related charges	0.05	0.00	0.09	0.00
Effect of dilutive securities under GAAP*	0.00	0.08	0.00	0.19
Total options vested and exercisable	(0.01)	(0.06)	(0.03)	(0.13)
Non-GAAP diluted income per share	$0.29	$1.37	$0.69	$2.92

* This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential ordinary shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	September 30,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$37,878	$117,054
Short-term investments	257,672	302,593
Restricted cash	3,527	3,229
Accounts receivable, net	73,833	58,516
Inventories	32,470	43,318
Deferred taxes and other current assets	16,232	15,616
Total current assets	421,612	540,326
Property and equipment, net	68,931	62,375
Severance assets	10,282	8,907
Intangible assets, net	57,886	16,134
Goodwill	199,558	132,885
Deferred taxes and other long-term assets	28,656	10,419
Total assets	$786,925	$771,046

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,754	$37,431
Accrued liabilities	44,416	57,879
Deferred revenue	13,529	12,018
Capital lease liabilities, current	1,246	1,253
Total current liabilities	83,945	108,581
Accrued severance	13,274	11,821
Deferred revenue	9,179	8,366
Capital lease liabilities	1,882	2,835
Other long-term liabilities	17,579	11,635
Total liabilities	125,859	143,238
Shareholders’ equity:
Ordinary shares	184	178
Additional paid-in capital	538,198	488,365
Accumulated other comprehensive income	1,823	2,794
Retained earnings	120,861	136,471
Total shareholders’ equity	661,066	627,808
Total liabilities and shareholders’ equity	$786,925	$771,046

Mellanox Technologies, Ltd.

Condensed Consolidated Statement of Cash Flows

(in thousands, unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$(15,610)	$92,938
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	25,439	17,092
Deferred income taxes	(2,403)	(4,449)
Share-based compensation	33,472	25,056
Gain on investments	(710)	(384)
Excess tax benefit from share-based compensation	(2,796)	(2,919)
Changes in assets and liabilities:
Accounts receivable, net	(12,137)	(4,335)
Inventories	12,942	(9,946)
Prepaid expenses and other assets	699	(3,286)
Accounts payable	(8,896)	9,947
Accrued liabilities and other payables	(8,723)	37,387
Net cash provided by operating activities	21,277	157,101

Cash flows from investing activities:
Acquisition of Kotura, Inc., net of cash acquired of $101	(80,671)	—
Acquisition of IPtronics A/S., net of cash acquired of $2,077	(42,848)	—
Purchase of severance-related insurance policies	(632)	(581)
Purchases of short-term investments	(151,535)	(234,725)
Proceeds from sale of short-term investments	133,435	6,201
Proceeds from maturities of short-term investments	63,947	21,363
Decrease (increase) in restricted cash deposits	(3,943)	94
Purchase of property and equipment	(24,050)	(20,921)
Purchase of intangibles	(6,440)	—
Purchase of equity investment in private companies	(3,123)	(1,424)
Net cash used in investing activities	(115,860)	(229,993)

Cash flows from financing activities:
Principal payments on capital lease obligations	(960)	(639)
Proceeds from issuance of common stock to employees	13,571	27,258
Excess tax benefit from share-based compensation	2,796	2,919
Net cash provided by financing activities	15,407	29,538

Net decrease in cash and cash equivalents	(79,176)	(43,354)
Cash and cash equivalents at beginning of period	117,054	181,258
Cash and cash equivalents at end of period	$37,878	$137,904